Capital Estimates

2025 – 2026

Budget de capital

2025 – 2026

New Nouveau Brunswick

Capital Estimates 2025-2026

Published by:
Department of Finance and Treasury Board
Province of New Brunswick
P.O. Box 6000
Fredericton, New Brunswick
E3B 5H1
Canada

Internet: www.gnb.ca/finance

December 2024

Cover:
Executive Council Office (22-00085)

Printing and Binding:
Printing Services, Service New Brunswick

ISBN 978-1-4605-3804-3 (Bilingual Print Edition)
ISBN 978-1-4605-3805-0 (PDF: Bilingual edition)

ISSN 0845-6372

Printed in New Brunswick

Budget de capital 2025-2026

Publié par :
Ministère des Finances et du Conseil du Trésor
Province du Nouveau-Brunswick
Case postale 6000
Fredericton (Nouveau-Brunswick)
E3B 5H1
Canada

Internet : www.gnb.ca/finances

décembre 2024

Couverture :
Bureau du Conseil exécutif (22-00085)

Imprimerie et reliure :
Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-3804-3 (édition bilingue imprimée)
ISBN 978-1-4605-3805-0 (PDF : édition bilingue)

ISSN 0845-6372

Imprimé au Nouveau-Brunswick

Think Recycling! Pensez à recycler!

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2025-2026

TABLE OF CONTENTS / TABLE DES MATIÈRES

Comparative Statement of Estimated Expenditures / État comparatif des dépenses prévues........ 1

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches........ 2

Education and Early Childhood Development / Éducation et Développement de la petite enfance........ 4

Environment and Local Government / Environnement et Gouvernements locaux........ 6

Health / Santé........ 8

Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie........ 10

New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick........ 12

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail........ 14

Regional Development Corporation / Société de développement régional........ 16

Social Development / Développement social........ 18

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture........ 20

Transportation and Infrastructure / Transports et Infrastructure........ 22

Appendix A: Public Works and Infrastructure / Annexe A : Travaux publics et infrastructure........ 25

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES CAPITAL ACCOUNT / COMPTE DE CAPITAL

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2025-2026 ESTIMATE / PRÉVISIONS
465	265	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	715
2,654	2,654	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,605
1,000	1,000	Environment and Local Government / Environnement et Gouvernements locaux	1,000
44,392	39,392	Health / Santé	40,280
32,393	22,088	Natural Resources and Energy Development / Ressources naturelles et Développement de l'énergie	17,350
38,000	67,400	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	44,085
2,200	2,200	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,200
63,700	63,700	Regional Development Corporation / Société de développement régional	33,075
17,000	29,100	Social Development / Développement social	23,354
20,039	21,539	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	19,017
976,679	910,144	Transportation and Infrastructure / Transports et Infrastructure	1,075,265
1,198,522	1,159,482	TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN CAPITAL	1,257,946

Note: / Remarque:

The capital construction and capital improvement expenditures for government departments are voted under the Public Works and Infrastructure program in the Department of Transportation and Infrastructure. / Les dépenses relatives aux installations permanentes et à l'amélioration des biens immobiliers sont votées dans le cadre du programme Travaux publics et infrastructure du ministère des Transports et de l'Infrastructure.

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
65	65	Capital Equipment / Biens d'équipement	315
400	200	Strategic Infrastructure / Infrastructure stratégique	400
465	265	TOTAL	715

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

CAPITAL EQUIPMENT		BIENS D'ÉQUIPEMENT
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To replace research and scientific equipment.		Pour le remplacement des équipements de recherche et du matériel scientifique.
TOTAL	315	TOTAL
STRATEGIC INFRASTRUCTURE		**INFRASTRUCTURE STRATÉGIQUE**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in strategic infrastructure projects to support the continued development of the agriculture, aquaculture and fisheries sectors.		Fournir des investissements en capital pour des projets d'infrastructure stratégique afin d'appuyer le développement continu des secteurs de l'agriculture, de l'aquaculture et des pêches.
TOTAL	400	TOTAL
TOTAL - TO BE VOTED	715	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT / MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
2,654	2,654	Public Schools - Capital Equipment / Écoles publiques - Biens d'équipement	1,605
2,654	2,654	TOTAL	1,605

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L'ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL EQUIPMENT / ÉCOLES PUBLIQUES - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES

To equip schools in concert with the capital construction program.

OBJECTIFS DU PROGRAMME

Équiper les écoles en fonction du programme de construction d'immobilisations.

TOTAL	1,605	TOTAL
TOTAL - TO BE VOTED	1,605	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT / MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
1,000	1,000	Rural Districts / Districts ruraux	1,000
1,000	1,000	TOTAL	1,000

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX

(In thousands of dollars / En milliers de dollars)

RURAL DISTRICTS / DISTRICTS RURAUX

PROGRAM OBJECTIVES

To assist rural districts in the purchase of emergency equipment, construction and repair of fire halls as well as repairs to community centers and recreation facilities.

OBJECTIFS DU PROGRAMME

Aider les districts ruraux à se procurer de l'équipement d'urgence, à construire et réparer les postes d'incendie et à réparer les centres communautaires et les installations de loisir.

TOTAL	1,000	TOTAL
TOTAL - TO BE VOTED	1,000	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
44,392	39,392	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	40,280
44,392	39,392	TOTAL	40,280

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ

(In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL EQUIPMENT / HÖPITAUX PUBLICS - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES

To fund medical equipment replacement valued in excess of one hundred thousand dollars.

OBJECTIFS DU PROGRAMME

Financer le remplacement d'équipement médical évalué à plus de cent mille dollars.

TOTAL	40,280	TOTAL
TOTAL - TO BE VOTED	40,280	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
12,950	15,650	Capital Improvements / Améliorations des biens immobiliers	7,400
5,830	825	Mine Infrastructure / Infrastructure minière	6,050
10,013	2,013	Musquash Watershed Infrastructure - Capital Improvements / Bassin hydrographique Musquash - Améliorations des biens immobiliers	900
3,600	3,600	Sentier NB Trail Infrastructure / Infrastructure du Sentier NB Trail	3,000
32,393	22,088	TOTAL	17,350

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF NATURAL RESOURCES AND ENERGY DEVELOPMENT /
MINISTÈRE DES RESSOURCES NATURELLES ET DU DÉVELOPPEMENT DE L'ÉNERGIE

(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATIONS DES BIENS IMMOBILIERS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To carry out improvements to the Kingsclear Tree Nursery and other provincial infrastructure.		Améliorer les infrastructures du Pépinière Forestière Kingsclear et autre infrastructure provinciale.
TOTAL	7,400	TOTAL
MINE INFRASTRUCTURE		INFRASTRUCTURE MINIÈRE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in infrastructure and reclamation projects for mine sites.		Fournir des investissements en capital pour des projets d'infrastructure et le remise en état des sites miniers.
TOTAL	6,050	TOTAL
MUSQUASH WATERSHED INFRASTRUCTURE - CAPITAL IMPROVEMENTS		BASSIN HYDROGRAPHIQUE MUSQUASH - AMÉLIORATIONS DES BIENS IMMOBILIERS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the betterment of the Musquash Watershed infrastructure.		Améliorer les infrastructures du bassin hydrographique Musquash.
TOTAL	900	TOTAL
SENTIER NB TRAIL INFRASTRUCTURE		INFRASTRUCTURE DU SENTIER NB TRAIL
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for major repairs of Sentier NB Trail.		Réparations majeures du Sentier NB Trail.
TOTAL	3,000	TOTAL
TOTAL - TO BE VOTED	17,350	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
33,000	62,400	Public Housing - Capital Construction / Logements publics - Installations permanentes	34,731
5,000	5,000	Public Housing - Capital Improvements / Logements publics - Améliorations des biens immobiliers	9,354
38,000	67,400	TOTAL	44,085

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
NEW BRUNSWICK HOUSING CORPORATION / SOCIÉTÉ D'HABITATION DU NOUVEAU-BRUNSWICK

(In thousands of dollars / En milliers de dollars)

PUBLIC HOUSING - CAPITAL CONSTRUCTION		LOGEMENTS PUBLICS - INSTALLATIONS PERMANENTES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
Planning, design and construction services for public housing units.		Services de planification, de conception et de construction de logements publics.
TOTAL	34,731	TOTAL
PUBLIC HOUSING - CAPITAL IMPROVEMENTS		LOGEMENTS PUBLICS - AMÉLIORATIONS DES BIENS IMMOBILIERS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding for capital maintenance for Public Housing.		Fournir un financement pour couvrir les coûts d'entretien dans les logements publics.
TOTAL	9,354	TOTAL
TOTAL - TO BE VOTED	44,085	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR / MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
2,200	2,200	Deferred Maintenance Program / Programme d'entretien reporté	2,200
2,200	2,200	TOTAL	2,200

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM

PROGRAM OBJECTIVES

Provides funding for capital maintenance improvements to New Brunswick universities and the Maritime College of Forest Technology.

PROGRAMME D'ENTRETIEN REPORTÉ

OBJECTIFS DU PROGRAMME

Fournir un financement pour l'amélioration de l'entretien des immobilisations aux universités du Nouveau-Brunswick et au Collège de technologie forestière des Maritimes.

TOTAL	2,200	TOTAL
TOTAL - TO BE VOTED	2,200	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
58,900	58,900	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	30,500
4,800	4,800	Strategic Infrastructure Initiative / Initiative en matière d'infrastructure stratégique	2,575
63,700	63,700	TOTAL	33,075

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

CANADA - NEW BRUNSWICK INTEGRATED BILATERAL AGREEMENT		**CANADA - NOUVEAU-BRUNSWICK ENTENTE BILATÉRALE INTÉGRÉE**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding for the provincial contribution to the Canada - New Brunswick Integrated Bilateral Agreement.		Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Entente bilatérale intégrée.
TOTAL	30,500	TOTAL
STRATEGIC INFRASTRUCTURE INITIATIVE		**INITIATIVE EN MATIÈRE D'INFRASTRUCTURE STRATÉGIQUE**
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in strategic infrastructure projects in order to support economic development and create conditions for long-term job growth.		Fournir des investissements en capital pour des projets d'infrastructure stratégique afin d'appuyer le développement économique et de créer les conditions nécessaires pour une croissance de l'emploi à long terme.
TOTAL	2,575	TOTAL
TOTAL - TO BE VOTED	33,075	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
14,000	26,673	Nursing Home Services - Capital Improvements / Services des foyers de soins - Améliorations des biens immobiliers	20,354
3,000	2,427	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien	3,000
17,000	29,100	TOTAL	23,354

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

(In thousands of dollars / En milliers de dollars)

NURSING HOME SERVICES - CAPITAL IMPROVEMENTS / SERVICES DES FOYERS DE SOINS - AMÉLIORATIONS DES BIENS IMMOBILIERS

PROGRAM OBJECTIVES

To provide funding to complete planned improvements to Nursing Homes.

OBJECTIFS DU PROGRAMME

Fournir un financement pour mener à bien les améliorations planifiées dans les foyers de soins.

TOTAL	20,354	TOTAL

NURSING HOME SERVICES - CAPITAL MAINTENANCE / SERVICES DES FOYERS DE SOINS - ENTRETIEN

PROGRAM OBJECTIVES

To provide funding for unplanned capital maintenance for Nursing Homes.

OBJECTIFS DU PROGRAMME

Fournir un financement pour couvrir les coûts d'entretien imprévus dans les foyers de soins.

TOTAL	3,000	TOTAL
TOTAL - TO BE VOTED	23,354	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TOURISM, HERITAGE AND CULTURE

MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
14,163	9,121	Capital Improvements / Amélioration des installations	11,589
5,876	12,418	Strategic Infrastructure / Infrastructure stratégique	7,428
20,039	21,539	TOTAL	19,017

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE
(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To carry out improvements to provincial parks, attractions and heritage sites.		Améliorer les installations de parcs provinciaux, d'attractions, et de sites patromoniaux.
TOTAL	11,589	TOTAL
STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATÉGIQUE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide capital investments in strategic infrastructure projects.		Fournir des investissements en capital pour des projets d'infrastructure stratégique.
TOTAL	7,428	TOTAL
TOTAL - TO BE VOTED	19,017	TOTAL - À VOTER

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES

DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2025-2026 ESTIMATE / PRÉVISIONS
92,920	85,940	Bridges / Ponts	92,550
59,288	53,939	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	76,028
327,775	351,997	Highways / Routes	313,036
25,000	25,403	Provincial-Municipal Highway Partnership / Partenariat pour les routes provinciales-municipales	25,000
441,696	361,865	Public Works and Infrastructure / Travaux publics et infrastructure	529,651
30,000	31,000	Vehicle Management Agency / Agence de gestion des véhicules	39,000
976,679	910,144	TOTAL	1,075,265

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

BRIDGES		PONTS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the construction of bridges, ferries and ferry landings.		Permettre la construction de ponts, de traversiers et de débarcadères.
TOTAL	92,550	TOTAL
FEDERAL-PROVINCIAL COST-SHARED PROGRAM		PROGRAMME FÉDÉRAL-PROVINCIAL À FRAIS PARTAGÉS
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide funding for federal-provincial cost-shared projects for the construction and upgrading of highways and bridges.		Fournir un financement pour la réalisation de projets fédéraux-provinciaux à frais partagés en vue de la construction et de l'amélioration de routes et de ponts.
TOTAL	76,028	TOTAL
HIGHWAYS		ROUTES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the construction and upgrading of highways.		Permettre la construction et la réfection de routes.
TOTAL	313,036	TOTAL
PROVINCIAL-MUNICIPAL HIGHWAY PARTNERSHIP		PARTENARIAT POUR LES ROUTES PROVINCIALES-MUNICIPALES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for capital work on provincially designated highways within municipalities.		Fournir un financement pour l'exécution de travaux d'immobilisations sur les routes provinciales désignées dans les municipalités.
TOTAL	25,000	TOTAL

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE / MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

PUBLIC WORKS AND INFRASTRUCTURE		TRAVAUX PUBLICS ET INFRASTRUCTURE
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide planning, design and construction services. (see Appendix A for additional details)		Offrir des services de planification, de conception et de construction. (voir l'annexe A pour plus de détails)
PROGRAM COMPONENTS		**ÉLÉMENTS DU PROGRAMME**
CAPITAL ADMINISTRATION	4,000	GESTION DES IMMOBILISATIONS
Administration of capital construction, improvement and renovation projects.		Administration des projets de construction, d'amélioration et de rénovation.
CAPITAL CONSTRUCTION	345,903	INSTALLATIONS PERMANENTES
Planning, design and construction services for public works and infrastructure.		Services de planification, de conception et de construction d'immeubles publics et de l'infrastructure.
CAPITAL IMPROVEMENTS	179,748	AMÉLIORATIONS DES BIENS IMMOBILIERS
Planning, design and construction services for projects involving the improvement and renovation of provincial infrastructure.		Services de planification, de conception et de construction pour l'amélioration et la rénovation de l'infrastructure provinciale.
TOTAL	529,651	TOTAL

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES
PROGRAM OBJECTIVES		**OBJECTIFS DU PROGRAMME**
To provide for the purchase of vehicles and equipment for the various departments of the government of New Brunswick.		Assurer l'acquisition de véhicules et d'équipements pour les différents ministères du gouvernement du Nouveau-Brunswick.
TOTAL	39,000	TOTAL
TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	1,075,265	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE
Less amounts authorized by law	50,518	Moins crédits autorisés par la loi
TOTAL - TO BE VOTED	1,024,747	TOTAL - À VOTER

APPENDIX A: PUBLIC WORKS AND INFRASTRUCTURE / ANNEXE A : TRAVAUX PUBLICS ET INFRASTRUCTURE
COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2024-2025 ESTIMATE / PRÉVISIONS	2024-2025 REVISED / RÉVISÉES		2025-2026 ESTIMATE / PRÉVISIONS
		PROGRAM COMPONENTS / ÉLÉMENTS DU PROGRAMME	
4,000	4,000	Capital Administration / Gestion des immobilisations	4,000
		Capital Construction / Installations permanentes	
2,800	1,500	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2,300
154,804	121,168	Education and Early Childhood Development / Éducation et Développement de la petite enfance	154,379
96,321	49,415	Health / Santé	120,674
38,736	39,870	Justice and Public Safety / Justice et Sécurité publique	54,850
3,500	3,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	0
4,250	3,945	Transportation and Infrastructure / Transports et Infrastructure	13,700
300,411	218,898	Total Capital Construction / Total des installations permanentes	345,903
		Capital Improvements / Améliorations des biens immobiliers	
30,000	34,200	Education and Early Childhood Development / Éducation et Développement de la petite enfance	37,740
0	0	Environment and Local Government / Environnement et Gouvernements locaux	400
59,100	54,325	Health / Santé	65,187
2,200	2,200	Justice and Public Safety / Justice et Sécurité publique	13,580
60	60	Legislative Assembly / Assemblée législative	60
0	0	New Brunswick Housing Corporation / Société d'habitation du Nouveau-Brunswick	2,031
3,900	4,510	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	3,900
42,025	43,672	Transportation and Infrastructure / Transports et Infrastructure	56,850
137,285	138,967	Total Capital Improvements / Total des améliorations des biens immobiliers	179,748
441,696	361,865	TOTAL - PUBLIC WORKS AND INFRASTRUCTURE / TOTAL - TRAVAUX PUBLICS ET INFRASTRUCTURE	529,651